UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2021

INNSUITES HOSPITALITY TRUST

(Exact Name of Registrant as Specified in Charter)

Ohio	001-07062	34-6647590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

InnSuites Hotels Centre, 1730 E. Northern Avenue, Suite 122
Phoenix, AZ	85020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 944-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest without par value	IHT	NYSE-American

Item 3.01 Notice of Noncompliance with a Continued Listing Rule or Standard.

On December 31, 2020, Innsuites Hospitality Trust (the “Trust”) received a letter from NYSE Regulation granting an extension to file both the Form 10-Q for the period ended July 31, 2020 and Form 10-Q for the period ended October 31, 2020, until February 15, 2021. Because certain key personnel contracted COVID-19, the Trust was not able to make the necessary filings by February 15, 2021. On February 4, 2021, the Trust requested an extension until April 15, 2021 to cure the delinquency. On February 11, 2021, the Trust received a letter from NYSE Regulation granting an extension until April 15, 2021. The Trust intends to cure the filing delinquency by April 15, 2021.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of InnSuites Hospitality Trust, dated February 18, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

By:	/s/ James F. Wirth
James F. Wirth
Chief Executive Officer

Date: February 17, 2021